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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): May 25, 1999


                              Four Media Company
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


     Delaware                       0-21943                   95-459940
-------------------          ----------------------      --------------------
    (State of               (Commission File Number)        (IRS Employer
  Incorporation)                                          Identification No.)


                            2813 West Alameda Avenue
                           Burbank, California 91505
                           -------------------------
              (Address of principal executive offices) (Zip Code)


                                (818) 840-7000
                           ------------------------
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

          Four Media Company, a Delaware corporation (the "Company"), issued a press release on May 26, 1999 announcing that it had acquired all of the outstanding shares of TVi Limited ("TVi") from Carlton Communications Plc ("Carlton") on May 25, 1999 (the "Acquisition"). TVi is a London-based provider of technical and creative services to the entertainment industry and is a major supplier to international entertainment content distributors. Pursuant to a share purchase agreement, dated May 25, 1999 (the "Share Purchase Agreement"), by and between TVP Group Plc, a wholly-owned subsidiary of the Company ("TVP"), and Carlton, TVP purchased all of the issued and allotted shares of TVi for approximately US$10.1 million in cash. The Share Purchase Agreement and the press release of the Company are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. The purchase price was determined by arm's length negotiations between the Company and Carlton and no material relationship existed between the parties. The source of funds for the Acquisition was the Company's $200.0 million credit facility with a bank syndicate, including Canadian Imperial Bank of Commerce.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         -------------------------------------------------------------------

          7(a)  Financial Statements of Business Acquired.  It is impractical to
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provide the required financial statements for TVi at this time.  The Company intends to file the required financial statements as soon as possible, but not later than 60 days after the date this Form 8-K is required to be filed.

          7(b)  Pro Forma Financial Information.  It is impractical to provide
                -------------------------------
the required pro forma financial information at this time. The Company intends to file the required pro forma financial information as soon as possible, but not later than 60 days after the date this Form 8-K is required to be filed.

          7(c)  Exhibits
                --------

          2.1 Share Purchase Agreement, dated as of May 25, 1999, by and between TVP Group Plc and Carlton Communications Plc.

          99.1  Press Release of Four Media Company, dated May 26, 1999.





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 7, 1999
                                     FOUR MEDIA COMPANY

                                     By: /s/ William E. Niles
                                         --------------------

                                     William E. Niles
                                     Vice President of Business Affairs, General
                                     Counsel and Secretary

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                                 EXHIBIT INDEX
                                 -------------

          2.1 Share Purchase Agreement, dated as of May 25, 1999, by and between TVP Group Plc and Carlton Communications Plc.

          99.1  Press Release of Four Media Company, dated May 26, 1999.

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